Exhibit 99.1


                       Advanta Reports Second Quarter 2005
       Results; Advanta Business Cards Earnings Increase 25%; Transaction
                          Volume Reaches Record Level

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--July 26, 2005--Advanta Corp. (NASDAQ:ADVNB; ADVNA) today reported net income for Advanta Business Cards of $13.6 million for second quarter 2005, an increase of 25% as compared to $10.9 million for second quarter 2004. "This was a strong quarter for Advanta Business Cards in every measure," said Dennis Alter, Chairman and CEO. "For the quarter, income was at record levels and our customers used our cards at record levels. Account and receivable growth were robust and asset quality remains strong. We continued to enjoy ongoing opportunities in the small business marketplace."
    Advanta reported consolidated net income for second quarter 2005 of $18.3 million or $0.64 per diluted share for Class A and Class B shares combined, as compared to consolidated net income of $11.0 million or $0.41 per combined diluted share for second quarter 2004. Consolidated net income for second quarter 2005 includes a $0.03 per combined diluted share asset valuation gain associated with the Company's venture capital portfolio and a $0.14 per combined diluted share gain on discontinued operations. Consolidated net income for second quarter 2004 includes a $0.01 per combined diluted share net gain on discontinued operations.
    Advanta Business Cards' results for second quarter 2005 reflect a 152 basis point decline in net principal charge-offs on average managed receivables to 5.47% on an annualized basis, as compared to 6.99% for second quarter 2004. Over 30 day delinquencies on managed receivables declined 120 basis points to 3.60% and over 90 day delinquencies on managed receivables decreased 72 basis points to 1.78%, each as compared to second quarter 2004. Business Cards ended the quarter with managed receivables of $3.5 billion as compared to $3.1 billion at June 30, 2004. Net principal charge-offs on average owned receivables decreased 202 basis points to 4.73% on an annualized basis for second quarter 2005, as compared to 6.75% for second quarter 2004. Over 30 day delinquencies on owned receivables declined 149 basis points to 3.15% and over 90 day delinquencies on owned receivables decreased 88 basis points to 1.54%, each as compared to second quarter 2004. Owned Business Card receivables were $829 million at June 30, 2005 as compared to $550 million at June 30, 2004.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, July 26, at 9:00 a.m. Eastern time. The call will be broadcast simultaneously for the public over the Internet through www.advanta.com or www.vcall.com. To listen to the live call, please go to the website at least 15 minutes early to register, download, and install any necessary audio software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing (719) 457-0820 and referring to confirmation code 1616748. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in this press release or our statistical supplements, both available at www.advanta.com in the "Corporate Info" section.

    About Advanta

    Advanta focuses on the small business market and related community, providing funding and support to the nation's small businesses and business professionals through innovative products and services. Using its direct marketing and information based expertise, Advanta identifies potential customers and provides a high level of service tailored to the unique needs of small businesses. Advanta is one of the nation's largest issuers (through Advanta Bank Corp.) of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending and direct mail, affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that the non-GAAP financial measures used to manage the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.


                               ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)

                          Three Months Ended
                            June 30, 2005
----------------------------------------------------------------------

                                Advanta
                                Business   Venture
                                 Cards     Capital  Other(A)   Total
                              ------------ -------- --------- --------
Interest income                  $ 26,640    $   1   $ 4,204  $30,845
Interest expense                    7,884       34     5,800   13,718
                              ------------ -------- --------- --------
Net interest income                18,756      (33)   (1,596)  17,127
Provision for credit losses         8,603        0         0    8,603
                              ------------ -------- --------- --------
Net interest income after
 provision for credit losses       10,153      (33)   (1,596)   8,524
Noninterest revenues:
   Interchange income              40,738        0         0   40,738
   Securitization income           30,066        0         0   30,066
   Servicing revenues              12,819        0         0   12,819
   Business credit card
    rewards                       (12,779)       0         0  (12,779)
   Other revenues, net              3,278    1,256     1,926    6,460
                              ------------ -------- --------- --------
Total noninterest revenues         74,122    1,256     1,926   77,304
Operating expenses                 61,920        1       330   62,251
                              ------------ -------- --------- --------
Income before income taxes         22,355    1,222         0   23,577
Income tax expense                  8,718      477         0    9,195
                              ------------ -------- --------- --------
Income from continuing
 operations                        13,637      745         0   14,382
Gain on discontinuance of
 mortgage and leasing
 businesses, net of tax                 0        0     3,965    3,965
                              ------------ -------- --------- --------
Net income                       $ 13,637    $ 745   $ 3,965  $18,347
                              ============ ======== ========= ========


                          Three Months Ended
                            June 30, 2004
----------------------------------------------------------------------

                                Advanta
                                Business   Venture
                                 Cards     Capital  Other(A)   Total
                              ------------ -------- --------- --------
Interest income                  $ 23,735    $   0   $ 1,499  $25,234
Interest expense                    8,590       86     2,170   10,846
                              ------------ -------- --------- --------
Net interest income                15,145      (86)     (671)  14,388
Provision for credit losses        10,654        0      (160)  10,494
                              ------------ -------- --------- --------
Net interest income after
 provision for credit losses        4,491      (86)     (511)   3,894
Noninterest revenues:
   Interchange income              35,513        0         0   35,513
   Securitization income           32,627        0         0   32,627
   Servicing revenues              12,499        0         0   12,499
   Business credit card
    rewards                       (10,228)       0         0  (10,228)
   Other revenues, net              2,704        0       790    3,494
                              ------------ -------- --------- --------
Total noninterest revenues         73,115        0       790   73,905
Operating expenses                 59,608        9       279   59,896
                              ------------ -------- --------- --------
Income (loss) before income
 taxes                             17,998      (95)        0   17,903
Income tax expense (benefit)        7,109      (38)        0    7,071
                              ------------ -------- --------- --------
Income (loss) from continuing
 operations                        10,889      (57)        0   10,832
Gain, net, on discontinuance
 of mortgage and leasing
 businesses, net of tax                 0        0       160      160
                              ------------ -------- --------- --------
Net income (loss)                $ 10,889    $ (57)  $   160  $10,992
                              ============ ======== ========= ========

(A) Other includes investment and other activities not attributable to the Advanta Business Cards or Venture Capital segments.


                                ADVANTA
                   SUPPLEMENTAL NON-GAAP DISCLOSURE
            ADVANTA BUSINESS CARDS MANAGED INCOME STATEMENT
                            (in thousands)

In addition to evaluating the financial performance of the Advanta Business Cards segment under U.S. generally accepted accounting principles (GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed business credit card receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivable had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in securitizations. A reconciliation of these managed financial measures to the most directly comparable GAAP financial measures is included in this press release.

                                                 Three Months Ended
                                               -----------------------
                                                June 30,     June 30,
                                                  2005        2004
                                               ----------- -----------
Interest income                                $  123,696  $  115,781
Interest expense                                   31,989      19,963
                                               ----------- -----------
Net interest income                                91,707      95,818
Provision for credit losses                        46,927      55,294
                                               ----------- -----------
Net interest income after provision for credit
 losses                                            44,780      40,524
Noninterest revenues                               39,495      37,082
                                               ----------- -----------
Risk-adjusted revenues (A)                         84,275      77,606
Operating expenses                                 61,920      59,608
                                               ----------- -----------
Income before income taxes                         22,355      17,998
Income tax expense                                  8,718       7,109
                                               ----------- -----------
Net income                                     $   13,637  $   10,889
                                               =========== ===========

Average managed business credit card
 receivables                                   $3,434,298  $3,116,466

(A) Risk-adjusted revenues represent net interest income and noninterest revenues, less provision for credit losses.


                               ADVANTA
                              HIGHLIGHTS
                (in thousands, except per share data)

                                 Three Months Ended        Percent
                              -------------------------  Change From
                               June     Mar.     June
                                30,      31,      30,    Prior   Prior
EARNINGS                       2005     2005     2004   Quarter  Year
----------------------------------------------------------------------
Basic income from continuing
 operations per common share:
     Class A                 $  0.53  $  2.82  $  0.42   (81.2)% 26.2%
     Class B                    0.56     2.85     0.44   (80.4)  27.3
     Combined (A)               0.55     2.84     0.43   (80.6)  27.9
Diluted income from
 continuing operations per
 common share:
     Class A                    0.49     2.54     0.39   (80.7)  25.6
     Class B                    0.50     2.55     0.40   (80.4)  25.0
     Combined (A)               0.50     2.55     0.40   (80.4)  25.0
Basic net income per common
 share:
     Class A                    0.68     2.82     0.42   (75.9)  61.9
     Class B                    0.71     2.85     0.45   (75.1)  57.8
     Combined (A)               0.70     2.84     0.44   (75.4)  59.1
Diluted net income per common
 share:
     Class A                    0.63     2.54     0.40   (75.2)  57.5
     Class B                    0.64     2.55     0.41   (74.9)  56.1
     Combined (A)               0.64     2.55     0.41   (74.9)  56.1

Return on average common
 equity                        15.22%   67.30%   12.21%  (77.4)  24.7

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average common
 shares used to compute:
   Basic earnings per common
    share
     Class A                   8,821    8,812    8,794     0.1%   0.3%
     Class B                  17,433   16,705   16,172     4.4    7.8
                              -------  -------  -------
     Total                    26,254   25,517   24,966     2.9    5.2
   Diluted earnings per
    common share
     Class A                   8,821    8,812    8,794     0.1    0.3
     Class B                  20,013   19,670   18,329     1.7    9.2
                              -------  -------  -------
     Total                    28,834   28,482   27,123     1.2    6.3

Ending shares outstanding
     Class A                   9,607    9,607    9,607     0.0    0.0
     Class B                  18,611   18,399   18,093     1.2    2.9
                              -------  -------  -------
     Total                    28,218   28,006   27,700     0.8    1.9

Stock price:
   Class A
     High                    $ 27.19  $ 22.80  $ 23.21    19.3   17.1
     Low                       20.49    20.23    15.43     1.3   32.8
     Closing                   25.89    20.80    21.93    24.5   18.1
   Class B
     High                      29.44    24.70    24.12    19.2   22.1
     Low                       22.48    21.84    15.13     2.9   48.6
     Closing                   28.16    23.00    22.92    22.4   22.9

Cash dividends declared:
     Class A                   0.113    0.095    0.095    20.0   20.0
     Class B                   0.136    0.113    0.113    20.0   20.0

Book value per common share    18.40    17.72    14.28     3.8   28.9

(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.


                                ADVANTA
                    BUSINESS CREDIT CARD STATISTICS
                           ($ in thousands)

                            Three Months Ended         Percent Change
                   ------------------------------------     From
                     June 30,    Mar. 31,    June 30,   Prior  Prior
                      2005        2005        2004     Quarter  Year
                   ---------------------------------------------------
New account
 originations          70,044      44,781      26,187    56.4% 167.5%
Average number of
 active accounts
 (A)                  589,751     577,301     585,519     2.2    0.7
Ending number of
 accounts             822,773     786,967     780,415     4.5    5.4
Transaction volume $2,446,510  $2,176,809  $1,994,647    12.4   22.7
Securitization
 volume increase
 excluding
 replenishment
 sales             $  120,000  $        0  $        0     N/M    N/M
Average managed
 receivables:
  Owned            $  727,253  $  779,176  $  583,581    (6.7)  24.6
  Securitized       2,707,045   2,548,739   2,532,885     6.2    6.9
                    ----------  ----------  ----------
  Managed (B)       3,434,298   3,327,915   3,116,466     3.2   10.2
Ending managed
 receivables:
  Owned            $  828,724  $  783,916  $  549,862     5.7   50.7
  Securitized       2,685,504   2,565,085   2,546,777     4.7    5.4
                    ----------  ----------  ----------
  Managed (B)       3,514,228   3,349,001   3,096,639     4.9   13.5

----------------------------------------------------------------------
CREDIT QUALITY -
 OWNED
------------------
Receivables 30
 days or more
 delinquent        $   26,085  $   27,507  $   25,493
Receivables 90
 days or more
 delinquent            12,798      12,775      13,309
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            3.15%       3.51%       4.64%  (10.3)%(32.1)%
  Receivables 90
   days or more
   delinquent            1.54        1.63        2.42    (5.5) (36.4)
Net principal
 charge-offs:
  Amount           $    8,603  $   10,419  $    9,854
  As a percentage
   of average
   gross
   receivables
   (annualized)          4.73%       5.35%       6.75%  (11.6) (29.9)

CREDIT QUALITY -
 SECURITIZED
------------------
Receivables 30
 days or more
 delinquent        $  100,283  $  110,069  $  123,123
Receivables 90
 days or more
 delinquent            49,583      51,318      63,980
As a percentage of
 gross
 receivables:
   Receivables 30
    days or more
    delinquent           3.73%       4.29%       4.83%  (13.1)%(22.8)%
   Receivables 90
    days or more
    delinquent           1.85        2.00        2.51    (7.5) (26.3)
Net principal
 charge-offs:
  Amount           $   38,324  $   35,270  $   44,640
  As a percentage
   of average
   gross
   receivables
   (annualized)          5.66%       5.54%       7.05%    2.2  (19.7)

CREDIT QUALITY -
 MANAGED (B)
------------------
Receivables 30
 days or more
 delinquent        $  126,368  $  137,576  $  148,616
Receivables 90
 days or more
 delinquent            62,381      64,093      77,289
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            3.60%       4.11%       4.80% (12.4)%(25.0)%
  Receivables 90
   days or more
   delinquent            1.78        1.91        2.50    (6.8) (28.8)
Net principal
 charge-offs:
  Amount           $   46,927  $   45,689  $   54,494
  As a percentage
   of average
   gross
   receivables
   (annualized)          5.47%       5.49%       6.99%   (0.4) (21.7)

(A) Active accounts are defined as accounts with a balance at month-end. Active account statistics do not include charged-off accounts. The statistics reported above are the average number of active accounts for the periods presented.

(B) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.

N/M - Not Meaningful


                               ADVANTA
 RECONCILIATION OF MANAGED INCOME STATEMENT AND BALANCE SHEET MEASURES
                      TO GAAP FINANCIAL MEASURES
                            (in thousands)

In addition to evaluating the financial performance of the Advanta Business Cards segment under U.S. generally accepted accounting principles (GAAP), we evaluate Advanta Business Cards' performance on a managed basis. Our managed business credit card receivable portfolio is comprised of both owned and securitized business credit card receivables. We sell business credit card receivables through securitizations accounted for as sales under GAAP. We continue to own and service the accounts that generate the securitized receivables. Managed data presents performance as if the securitized receivables had not been sold. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables. Revenue and credit data on the managed portfolio provides additional information useful in understanding the performance of the retained interests in securitizations.

                                          Three Months Ended
                                            June 30, 2005
                                --------------------------------------
                                 Advanta                     Advanta
                                 Business                   Business
                                   Cards    Securitization    Cards
                                   GAAP       Adjustments    Managed
                                ----------  -------------- -----------
INCOME STATEMENT MEASURES
Interest income                $   26,640 $     97,056    $   123,696
Interest expense                    7,884       24,105         31,989
Net interest income                18,756       72,951         91,707
Interchange income                 40,738            0         40,738
Securitization income              30,066      (30,066)             0
Servicing revenues                 12,819      (12,819)             0
Business credit card rewards      (12,779)           0        (12,779)
Other revenues, net                 3,278        8,258         11,536
Total noninterest revenues         74,122      (34,627)        39,495
Provision for credit losses         8,603       38,324 (A)     46,927
                               ---------------------------------------
BALANCE SHEET MEASURES
Average business credit card
 receivables                      727,253    2,707,045      3,434,298
Ending business credit card
 receivables                      828,724    2,685,504      3,514,228
Business credit card
 receivables:
   30 days or more delinquent      26,085      100,283        126,368
   90 days or more delinquent      12,798       49,583         62,381
   Net principal charge-offs        8,603       38,324         46,927


                                          Three Months Ended
                                            June 30, 2004
                                --------------------------------------
                                 Advanta                     Advanta
                                 Business                   Business
                                   Cards    Securitization    Cards
                                   GAAP       Adjustments    Managed
                                ----------  -------------- -----------
INCOME STATEMENT MEASURES
Interest income                $   23,735 $     92,046    $   115,781
Interest expense                    8,590       11,373         19,963
Net interest income                15,145       80,673         95,818
Interchange income                 35,513            0         35,513
Securitization income              32,627      (32,627)             0
Servicing revenues                 12,499      (12,499)             0
Business credit card rewards      (10,228)           0        (10,228)
Other revenues, net                 2,704        9,093         11,797
Total noninterest revenues         73,115      (36,033)        37,082
Provision for credit losses        10,654       44,640 (A)     55,294
                                --------------------------------------
BALANCE SHEET MEASURES
Average business credit card
 receivables                      583,581    2,532,885      3,116,466
Ending business credit card
 receivables                      549,862    2,546,777      3,096,639
Business credit card
 receivables:
   30 days or more delinquent      25,493      123,123        148,616
   90 days or more delinquent      13,309       63,980         77,289
   Net principal charge-offs        9,854       44,640         54,494

(A) Includes the amount by which credit losses would have been higher had the securitized receivables remained as owned and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.



    CONTACT: Advanta
             Christopher G. Curran
             Vice President, Investor Relations
             (215) 444-5335
             ccurran@advanta.com
                 or
             David M. Goodman
             Director, Communications
             (215) 444-5073
             AdvantaCommunications@advanta.com